UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 25, 2009
(Date of Earliest Event Reported)

LARREA BIOSCIENCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-50281	68-0507505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1628 Marshall, Houston, TX 77006		77006
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (281) 695-0096

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER  EVENTS

Larrea Biosciences Inc. announced  on February 12, 2009 issued a letter of intent to purchase certain assets of My Healthy Access (myha.pk) Exhibit 99.1 and on February 12, 2009 issued a letter of intent to purchase all of the assets of Neurogenisis (Neun.pk) Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
99.1	Letter of intent to My Healthy Access issued by Larrea Biosciences Inc. dated February 12, 2009.
99.2	Letter of intent to Neurogenisis issued by Larrea Biosciences Inc. dated February 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LARREA BIOSCIENCES CORP.

Date: February 25, 2009	By:	/s/ Gary D. Woerz
Name: Gary D. Woerz Title: President, CFO and Director